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                                                                   EXHIBIT 32(2)

                  CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

      I, Jerry W. Fanska, Vice President -- Finance and Treasurer, of Layne Christensen Company, do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (a) the Company's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (b) the information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated: December 9, 2004                  /s/ Jerry W. Fanska
                                         ---------------------------------------
                                         Jerry W. Fanska
                                         Vice President -- Finance and Treasurer